SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 2002
                                                        -----------------

              PS Partners V, Ltd., a California Limited Partnership
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       California                       0-14476                  95-3979727
       ----------                       -------                  ----------
(State of jurisdiction of      (Commission File Number)         (IRS Employer
     incorporation)                                          Identification No.)


701 Western Avenue, Glendale, California                              91201-2397
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(Address of principal executive office)                               (Zip Code)

        Registrant's telephone number, including area code (818) 244-8080
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         PS Partners V, Ltd., a California Limited Partnership (the "Partnership") has entered into an Agreement and Plan of Reorganization by and among Public Storage, Inc. ("PSI"), PS Partners V Merger Co., Inc. and the Partnership, dated as of February 25, 2002 (the "Agreement and Plan of Reorganization"). Under the Agreement and Plan of Reorganization, each of the Partnership units held by the public limited partners will be converted into the right to receive a value of $596 in PSI common stock or, at the limited partner's election, in cash. The Agreement and Plan of Reorganization is filed as Exhibit 2 hereto and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         (2) Agreement and Plan of Reorganization by and among Public Storage, Inc., PS Partners V Merger Co., Inc. and PS Partners V, Ltd., a California Limited Partnership dated as of February 25, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PS PARTNERS V, LTD.,
                                        A CALIFORNIA LIMITED PARTNERSHIP
                                        By:  PUBLIC STORAGE, INC.,
                                             General Partner

                                        By: /S/ DAVID GOLDBERG
                                            ------------------
                                            David Goldberg
                                            Vice President

Date:  March 4, 2002